Exhibit 3 ii

                                   corrected


                                                            NUMBER:  278773
                                 [LOGO OMITTED]


                                  CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                  COMPANY ACT

           Canada
Province of British Columbia




                             I HEREBY CERTIFY THAT

                           GOLDEN ROCK RESOURCES LTD.


                        has this day changed its name to

                            BISMILLAH VENTURES INC.





                          Issued under my hand at Victoria, British Columbia

                                          on March 22, 1993


                                          /s/JOHN S. POWELL
                                          JOHN S. POWELL

                                          Registrar of Companies

                                                            NUMBER:  278773
                                 [LOGO OMITTED]


                                  CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                  COMPANY ACT

           Canada
Province of British Columbia




                             I HEREBY CERTIFY THAT

                             BISMILLAH VENTURES INC.


                        has this day changed its name to

                            ROYAL ROCK VENTURES INC.





                          Issued under my hand at Victoria, British Columbia

                                          on November 10, 1997


                                          /s/JOHN S. POWELL
                                          JOHN S. POWELL

                                          Registrar of Companies

                                                            NUMBER:  278773
[LOGO OMITTED]
BRITISH
COLUMBIA


                                  CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                  COMPANY ACT





                             I HEREBY CERTIFY THAT

                            ROYAL ROCK VENTURES INC.


                        has this day changed its name to

                             BI-OPTIC VENTURES INC.





                          Issued under my hand at Victoria, British Columbia

                                          on April 06, 2001


                                          /s/JOHN S. POWELL
                                          JOHN S. POWELL

                                          Registrar of Companies
                                          Province of British Columbia
                                          Canada